                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                            MAI SYSTEMS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                             MAI SYSTEMS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 21, 2001

TO ALL STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of MAI Systems Corporation (the "Company" or "MAI"), a Delaware corporation, will be held at the Hollywood Roosevelt Hotel, 7000 Hollywood Boulevard, Hollywood, California, on Monday, May 21, 2001 at 10:00 a.m., for the following purposes:

         1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.

         2. To ratify an amendment to the 1993 Employee Stock Option Plan (the "1993 Option Plan") in order to increase the number of shares of Common Stock reserved for issuance thereunder from 2,000,000 shares to an aggregate of 2,500,000 shares.

         3. To approve the 2001 Restricted Stock Plan for officers and directors of the Company.

         4. To approve the issuance of 1,916,014 shares of Common Stock to CSA Private Limited.

         5. To ratify the selection of KPMG LLP as independent auditors for the Company.

         6. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

         Only stockholders of record at the close of business on April 10, 2001 are entitled to notice of and to vote at the Annual Meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even though he or she has returned a Proxy.

                                                  W. Brian Kretzmer
                                                  Secretary

Irvine, California
April 23, 2001



                             YOUR VOTE IS IMPORTANT

         IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE
           REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS
          PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                             MAI SYSTEMS CORPORATION

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed Proxy is solicited on behalf of MAI Systems Corporation ("MAI" or the "Company") for use at the 2001 Annual Meeting of Stockholders ("Annual Meeting") to be held Monday, May 21, 2001, at 10:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Hollywood Roosevelt Hotel, 7000 Hollywood Boulevard, Hollywood, California. The Company's main telephone number is (949) 598-6000. These proxy solicitation materials were mailed on or about April 23, 2001, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND OUTSTANDING SHARES

         Stockholders of record at the close of business on April 10, 2001 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. The closing price on the American Stock Exchange for the Company's $0.01 par value Common Stock ("Common Stock") on the Record Date, as reported in The Wall Street Journal, was $0.44 per share. The Company was aware of the following beneficial owners of more than 5% of its Common Stock as of the Record Date:

                                                      NUMBER OF     PERCENTAGE
NAME AND ADDRESS                                       SHARES       OF CLASS(1)
----------------                                      ---------     -----------

CSA Private Limited, a Singapore corporation(2)       2,433,333         17.8%

Richard S. Ressler                                    2,033,157(3)      14.9%
      c/o Orchard Capital Corporation
          6922 Hollywood Boulevard, Suite 900
          Hollywood, California  90028

Canyon Capital Advisors LLC group(4)                  1,649,000         12.1%

----------

(1) At the Record Date, 13,656,085 shares of the Company's Common Stock were outstanding.

(2) The address for this shareholder is 221 Henderson Road, 08-01, Henderson Building, Singapore 0315.

(3) Includes 467,105 shares of Common Stock which Mr. Ressler may purchase pursuant to warrants or options which are exercisable in full at this time. See "Certain Transactions with Management." Also includes 18,750 shares of Common Stock issuable upon exercise of options held by Mr. Ressler which are exerciseable within 60 days of the Record Date, assuming Mr. Ressler's re-election to the Board of Directors.

(4) Canyon Capital Advisors LLC, The Value Realization Fund L.P., The Value Realization Fund B, L.P., C.P.I. Securities, L.P., The Canyon Value Realization Fund (Cayman), Ltd., GRS Partners II, Mitchell R. Julis, Joshua S. Friedman and R. Christian B. Evensen, as a group, beneficially own 1,588,000 shares of Common Stock. The address of all of the above-referenced entities is 9665 Wilshire Boulevard, Suite 200, Beverly Hills, California 90212.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company before the Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

         On all matters other than the election of directors, each share has one vote.

         The cost of soliciting proxies will be borne by the Company. The Company has retained the services of its transfer agent, Mellon Investor Services ("Mellon") to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay Mellon a fee not to exceed $2,500 for its services and will reimburse Mellon and other third parties for certain out-of-pocket expenses estimated to be not more than $10,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting of Stockholders must be received by the Company no later than January 15, 2002, in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

GENERAL

         A board of five (5) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's three nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting (neither of which events is expected), the proxies will be voted for such nominee as shall be designated by the current Board of Directors to fill the vacancy.

VOTE REQUIRED

         A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the Record Date must be present or represented by proxy for the transaction of business at the Annual Meeting. Each share may vote for up to five director-nominees. Votes may not be cumulated. If a quorum is present, the five nominees receiving the highest number of votes will be elected to the Board of Directors, whether or not such number of votes for any individual represents a majority of the votes cast. Votes withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but have no other effect under Delaware law in the election of directors.

         The term of office of each person elected as a director will continue until the next Annual Meeting or until his successor has been elected and qualified.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
                             NOMINEES LISTED BELOW.

NOMINEES

         The names of the nominees, their ages at Record Date and certain other information about them are set forth below.

                                                                                                         DIRECTOR
NAME OF NOMINEE               AGE                       PRINCIPAL OCCUPATION                               SINCE
---------------               ---                       --------------------                             --------

Richard S. Ressler            42            President, Orchard Capital Corporation                         1995

Morton O. Schapiro            47            President, Williams College                                    1995

Zohar Loshitzer               43            Managing Director, Orchard Telecom                             1998

Stephen Ross                  52            Executive Vice President, Warner Brothers                        --

Steven F. Mayer               41            Managing Director, Libra Capital Partners, L.P.                  --

         There is no family relationship between any director and any executive officer of the Company.

         RICHARD S. RESSLER was named Chairman of our Board of Directors in May 1995 and was originally elected to the Board of Directors in February 1995. He was our Chief Executive Officer from October 1994 until February 1997 and our President from October 1994 until May 1995. Mr. Ressler has served in these capacities pursuant to a consulting agreement between us and Orchard Capital Corporation, a consulting firm which provides investment, operational, and financial consulting services to, among others, start-up and turn-around companies. Mr. Ressler has been the President of Orchard since 1994. Mr. Ressler has been a member of the Board of Directors of j2 Global Communications, Inc., a leading unified messaging service provider, since March 1997. He served as Chief Executive Officer for j2 Global Communications, Inc., from March 1997 until January 2000. Since 1995, Mr. Ressler has also acted (indirectly through Orchard) as the manager of CIM Group, LLC, a real estate investment, development and management company. Since March 15, 2000, Mr. Ressler has been Chairman of the Board of Directors of Express One International, Inc., an ACMI (aircraft, crew, maintenance, and insurance) operator of cargo aircraft.

         MORTON O. SCHAPIRO was appointed to our Board of Directors in July 1995. Mr. Schapiro is the President of Williams College and assumed this office in July 2000. Since July 1991, he has been a professor of Economics at the University of Southern California, and since July 1994 he has served as the Dean of the College of Letters, Arts and Sciences at the University of Southern California. Since October 1992, Mr. Schapiro has been a director of The WM Group of Funds (previously The Griffin Funds Incorporated), a management subsidiary of Washington Mutual Bank.

         ZOHAR LOSHITZER was appointed to our Board of Directors in January 1998. From July 1997 through November 29, 2000, he was a member of the Board of Directors of j2 Global Communications, Inc., a leading unified messaging services provider. Since August 2000, he has been a consultant with MAI Systems Corporation. From July 1997 through December 31, 2000 he was Chief Information Officer of j2 Global Communications, Inc. Since 1995, he has also been a Managing Director of Orchard Telecom, a telecommunications consulting firm. From 1987 until 1995, he was the general manager and a partial owner of Life Alert, a nationwide emergency response service.

         STEPHEN ROSS is a nominee for election to our Board of Directors. Since 1989 he has been employed with Warner Brother and currently serves as Executive Vice President, Special Projects. He has also served from 1992 through 2001 as a director of the Sea World Property Trust (an Australian theme park company). From 1986 through 1989 he was employed by Lorimar Telepictures Corp. as Senior Vice President and General Counsel. From 1981 through 1986 he worked with Telepictures Corp. where he was Senior Vice President, General Counsel and a member of the board of directors. From 1974 through 1981 he was employed by the law firm of Hardee Barovick Konecky & Braun as an associate.

         STEVEN F. MAYER is a nominee for election to our Board of Directors. He presently serves as a Managing Director of Libra Capital Partners, L.P., a private equity firm that sponsors and invests in management-led buyouts, later stage growth financings, leveraged recapitalizations, corporate divestitures, and acquisitions. He is also a Managing Director and co-head of Corporate Finance of U.S. Bancorp Libra, the leveraged finance investment banking unit of U.S. Bancorp. From June 1994 until November 1996, Mr. Mayer was a managing director of Aries Capital Group, LLC, a private investment firm which he co-founded. From April 1992 until June 1994, when he left to co-found Aries Capital Group, Mr. Mayer was a principal with Apollo Advisors, L.P. and Lion Advisors, L.P., affiliated private investment firms. Prior to that time, Mr. Mayer was an attorney with Sullivan & Cromwell specializing in mergers, acquisitions, divestitures, leveraged buyouts and corporate finance. Mr. Mayer presently serves as director for Airway Industries, Inc., the nation's second largest luggage company; and Palomar Pictures, LLC, a leading producer of commercials, videos and other corporate communications.

EXECUTIVE OFFICERS

         The name, age and title of each executive officer of the Company, business experience for at least the past five years and certain other information concerning each such executive officer has been furnished by the executive officer and is set forth below. Executive officers are elected by the Board of Directors following the annual meeting of the Company's stockholders.

         W. BRIAN KRETZMER, 48, has been our Chief Executive Officer since August 1999 and was appointed as our President on September 10, 2000. He also served as our Chief Financial Officer from August 1999 until March 2000. From August 1997 until July 1999 he was Executive Vice President and Chief Financial Officer for Segue Corporation, a Rancho Santa Margarita, California based private company focused on providing support services to computer manufacturers utilizing internet commerce. From July 1991 until July 1997 he held various positions with MAI Systems Corporation, including Vice President, Corporate Development, Controller, Vice President, Finance, Chief Financial Officer, and Chief Information Officer. From July 1995 until July 1996 he also served as the President and Chief Operating Officer of Gaming Systems International, which was at that time a wholly-owned subsidiary of MAI Systems Corporation.

         JAMES W. DOLAN, 42, has been our Chief Financial Officer since March 2000 and our Chief Operating Officer since March 2001. Previously, he served as our Vice President, Finance from September 1999 until March 2000. From 1985 to 1999, Mr. Dolan served in positions of increasing responsibility with the accounting firm of KPMG LLP. Most recently, he was senior manager, Los Angeles and Orange County, where he managed audit and consulting projects for companies ranging in size from start-up operations to large public multinational organizations. Mr. Dolan also served as KPMG's senior audit manager to MAI from 1994 through 1997.

         SASUN MUSLIYAN, 44, has been the President of our Legacy division since August 1999 and the President of our Canadian division, MAI Canada, Ltd., since November 1998. Mr. Musliyan joined MAI Systems Corporation in August 1983. Since that time he has held a series of progressive positions including Controller, and thereafter, Director of Operations and Finance, in our Canadian division. From November 1998 until August 1999 he served as Vice President and General Manager of our Legacy division.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors held four (4) meetings during the year ended December 31, 2000 and conducted business by written consent. The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee. It does not have a Nominating Committee.

         Our Executive Committee was formed in November 1998. Messrs. Schapiro and Loshitzer are the members of this committee. This committee has all authority, consistent with the Delaware Corporation Law, as may be granted to it by the Board of Directors. Presently, this committee's sole function is to coordinate management presentations to the Board of Directors. The Executive Committee held no formal meetings during 2000.

         Our Audit Committee currently consists of Messrs. Schapiro (chairman), Loshitzer and Ressler. Assuming their election to the Board of Directors at the Annual Meeting of Stockholders, the Board intends to appoint Messrs. Ross and Mayer to the Audit Committee to replace Messrs. Loshitzer and Ressler. The Audit Committee held one (1) meeting during 2000. The Audit Committee recommends engagement of our independent auditors and is primarily responsible for approving the services performed by our independent auditors and reviewing and evaluating our accounting policies and our system of internal accounting controls. The Board of Directors adopted a written charter for the Audit Committee on June 12, 2000, which was last amended and restated on March 15, 2001 and is included with this Proxy Statement as Appendix A.

         Our Compensation Committee currently consists of Messrs. Loshitzer (chairman), Ressler and Schapiro. The Compensation Committee held one (1) meeting during 2000. The Compensation Committee reviews and approves the Company's executive compensation policies.

         During 2000, each incumbent director attended all of the meetings of the Board of Directors and the committees of which they were members.

DIRECTOR COMPENSATION

         We pay fees of $3,000 per calendar-year quarter to each of our non-employee directors, and $1,000 for each Board or Committee meeting which is attended in person or telephonically. Mr. Schapiro, as chairman of the Executive Committee, is entitled to receive an additional $3,000 per calendar-year quarter for serving in this capacity. Additionally, we reimburse directors for their reasonable travel expenses to attend meetings.

         Our Company's Non-Employee Directors Stock Option Plan (the "Directors' Plan") provides for the grant of nonstatutory stock options to non-employee directors. Each non-employee director is automatically granted a nonstatutory option to purchase 6,250 shares of Common Stock on the date of each annual meeting of stockholders at which each such non-employee director is reelected, provided that on such date, he or she has served on the Board of Directors for at least six months. Options granted pursuant to the Directors' Plan vest as to 20% of the initial grant six months following the date of grant and as to 20% on each successive annual stockholders' meeting at which the director is re-elected to the Board. Subsequent grants vest, if at all, on the director's reelection to the Board four years hence. The Directors' Plan provides that upon a change of control all options granted pursuant to the plan shall become immediately exercisable in full. The Directors' Plan provides that the exercise price of the options granted thereunder shall be equal to the fair market value of the Common Stock on the date of grant of the option. Options granted pursuant to the Directors' Plan have a term of ten years and options granted pursuant to the Directors' Plan may be exercised only while the optionee is a director of the Company or within one year after termination of service as a director.

         No options were exercised pursuant to the Directors' Plan in 2000.

         Our Company's Restricted Stock Plan, subject to stockholder approval, will provide for issuance to each director of 50,000 shares of Common Stock on the date of his or her appointment to the Board or his or her becoming eligible to participate in the Restricted Stock Plan. Presently, the Board has confirmed grants of 50,000 shares of restricted Common Stock to the current directors and the director nominees, Messrs. Ross and Mayer, which will vest as to 25% of the grant on each successive annual stockholder's meeting at which the director is re-elected to the Board.

The Restricted Stock Plan provides that upon a change of control all shares granted pursuant to the plan shall become immediately exercisable in full.

         On August 11, 1999, as consideration for his agreeing to continue to act as chairman of the Executive Committee, the 12,500 options previously granted under the Directors' Plan to Mr. Schapiro in 1997 and 1998 were re-priced, so that the exercise price is now $2.50 per share. In connection with the re-pricing, the vesting schedule for these options was changed so that 6,250 of such options now vest on the date of our 2002 annual meeting and 6,250 of such options vest on the date of our 2003 annual meeting.

         In addition, on August 11, 1999, as consideration for his agreeing to act as a member of the Company's Executive Committee, the 6,250 options previously granted under the Directors' Plan to Mr. Loshitzer on May 29, 1998 were re-priced, so that the exercise price is now $2.50 per share. In connection with the re-pricing, the vesting schedule for these options was changed so that these options now vest on the date of our 2003 annual meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee currently consists of Messrs. Loshitzer, Ressler and Schapiro. We have no interlocking relationships involving any of our Compensation Committee members that are required to be reported pursuant to applicable Securities and Exchange Commission rules. One of our former officers, Richard S. Ressler, but no current officer, serves on the Compensation Committee. Messrs. Ressler and Loshitzer provide consulting services to the Company pursuant to consulting agreements which are disclosed under "Certain Transactions with Management" below.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the beneficial ownership of Common Stock as of the Record Date, by each director, by each of the current executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group.

                                                             NUMBER OF
                                                               SHARES       APPROXIMATE
                                                            BENEFICIALLY     PERCENTAGE
NAME(1)                                                        OWNED           OWNED
----                                                        ------------    -----------

Richard S. Ressler(2)                                         2,033,157         14.9%
W. Brian Kretzmer(3)                                            152,700             *
James W. Dolan(4)                                                33,332             *
Sasun Musliyan(5)                                                55,966             *
Morton Schapiro(6)                                               37,500             *
Zohar Loshitzer(7)                                               18,750             *
All current directors and executive officers as a group       2,331,405         17.1%
(6 persons)(8)

(*) Designates less than 1%

(1) The address for all executive officers and directors is c/o MAI Systems Corporation, 9601 Jeronimo Road, Irvine, CA 92618.

(2) Includes 467,105 shares issuable upon exercise of warrants and options held by Mr. Ressler exercisable within 60 days of the Record Date. Also includes 18,750 shares of Common Stock issuable upon exercise of options held by Mr. Ressler which are exerciseable within 60 days of the Record Date, assuming Mr. Ressler's re-election to the Board of Directors.

(3) Includes 150,000 shares issuable upon exercise of options held by Mr. Kretzmer exercisable within 60 days of the Record Date.

(4) Includes 33,332 shares issuable upon exercise of options held by Mr. Dolan exercisable within 60 days of the Record Date.

(5) Includes 47,166 shares issuable upon exercise of options held by Mr. Musliyan which are exercisable within 60 days of the Record Date.

(6) Includes 37,500 shares issuable upon exercise of options held by Mr. Schapiro which are exercisable within 60 days of the Record Date, assuming Mr. Schapiro's re-election to the Board of Directors.

(7) Includes 18,750 shares issuable upon exercise of options held by Mr. Loshitzer exercisable within 60 days of the Record Date, assuming Mr. Loshitzer's re-election to the Board of Directors.

(8) Includes 772,603 shares issuable upon exercise of options or warrants held by directors and executive officers within 60 days of the Record Date.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table shows, as to our Chairman, our Chief Executive Officer, our other two executive officers and one former executive officer who served during the last fiscal year, information concerning all compensation paid for services in all capacities during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                                    LONG TERM
                                                         ANNUAL COMPENSATION                   COMPENSATION AWARDS
                                            ---------------------------------------------    ------------------------
                                                                                   OTHER                       ALL
                                                                                  ANNUAL                      OTHER
                                                                                  COMPEN-    SECURITIES      COMPEN-
                                                                                  SATION     UNDERLYING       SATION
NAME AND PRINCIPAL POSITION                 YEAR      SALARY($)     BONUS($)        ($)      OPTIONS(#)        ($)
---------------------------                 ----      ---------     --------      -------    ----------     ---------

Richard S. Ressler(1)                       2000      $288,000      $     0           $0         6,250      $      0
     Chairman                               1999       288,000            0            0       256,250             0
                                            1998       288,000            0            0             0             0

W. Brian Kretzmer(2)                        2000       209,232       42,500            0        75,000             0
    Chief Executive Officer and             1999        80,000            0            0       225,000             0
    President                               1998             0            0            0             0        78,269(3)

Luke Brown(4)                               2000        96,758       33,003            0        50,000       111,537(5)
    Former President and Chief              1999       191,058       18,955            0       150,000             0
    Operating Officer and Former            1998       175,016            0            0        56,250        53,500(6)
    President, Process
    Manufacturing Division

James W. Dolan(7)                           2000       153,226       25,000            0        50,000             0
    Chief Operating Officer                 1999        46,288            0            0        50,000             0
    and Chief Financial Officer             1998             0            0            0             0             0

Sasun Musliyan(8)                           2000       104,413       64,558            0             0             0
   President, Legacy Division and           1999        94,734       61,580            0        97,500             0
   MAI Canada, Ltd.                         1998        85,207       35,138            0             0             0

(1) Mr. Ressler is an employee of Orchard Capital Corporation, which provides his services to us through a consulting agreement.

(2) Mr. Kretzmer was appointed to the position of Chief Executive Officer effective August 2, 1999 and he assumed the position of Chief Financial Officer effective August 17, 1999 (Mr. Kretzmer subsequently resigned as Chief Financial Officer on March 24, 2000 when Mr. Dolan was elected to this position). He assumed the position of President effective September 10, 2000.

(3) Represents severance payments related to Mr. Kretzmer's termination from the Company's employment in 1997, including a $21,346 payment for accrued vacation.

(4) Mr. Brown resigned as President and Chief Operating Officer effective September 1, 2000 and President, Process Manufacturing Division effective July 27, 2000. Pursuant to his separation agreement the Company waived the payment by Mr. Brown of the exercise price for 100,000 of the stock options granted on November 2, 1999 and caused said shares to be issued to Mr. Brown at no cost on October 24, 2000.

(5) Represents severance payments related to Mr. Brown's termination from the Company's employment in 2000, including a $23,076 payment for accrued vacation.

(6) This amount was realized from the exercise of stock options previously granted to Mr. Brown.

(7) Mr. Dolan was elected to the position of Chief Financial Officer effective March 24, 2000 and to the position of Chief Operating Officer effective March 10, 2001. Previously, from September 1999 through March 2000 he served as our Vice President, Finance.

(8) Mr. Musliyan was appointed to his current position effective August 2, 1999.

OPTIONS GRANTED IN LAST FISCAL YEAR

         The following table sets forth certain information regarding grants of stock options made during the fiscal year ended December 31, 2000 to the Company's chairman and executive officers named in the Summary Compensation
Table:

                                                                                       Potential Realizable Value
                                                                                         at Assumed Annual Rates
                         Number of                                                           of Stock Price
                         Securities                                                         Appreciation for
                         Underlying      % of Total                                          Option Term(1)
                          Options      Options Granted    Exercise Price    Expiration      -----------------
      Name               Granted(2)   In Fiscal Year(3)   ($/Share)(4)(5)      Date         5%($)      10%($)
      ----               ----------   -----------------   ---------------   ----------      -----      ------

Richard Ressler            6,250(6)          0.9%              $ .625         5/19/10        N/A        N/A
W. Brian Kretzmer         75,000(7)         10.0%              $1.00          3/24/10        N/A        N/A
Luke Brown                50,000(8)          7.0%              $1.00         12/31/00        N/A        N/A
James Dolan               50,000             7.0%              $1.00          3/24/10        N/A        N/A
Sasun Musliyan               N/A             N/A                N/A               N/A        N/A        N/A

(1) Potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until th e expiration of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not represent an estimate by the Company of future stock price growth.

(2) Other than the 6,250 options granted to Mr. Ressler pursuant to the Non-Employee Directors Stock Option Plan (the "Directors' Plan") (which have a ten-year term and are exercisable on or after the Company's Annual Shareholders meeting in calendar year 2004. All stock options granted have ten year terms and are exercisable with respect to 33-1/3% of the shares covered thereby on each anniversary of the date of grant, with full vesting occurring three years following the date of grant. See "--Employment Contracts and Change of Control Agreements" for provisions regarding acceleration of the vesting of options under certain circumstances.

(3) There were a total of 711,250 stock options granted by us in 2000 (including all options granted to Mr. Ressler, but excluding options granted under the Directors' Plan to the other two directors).

(4) Options were granted at an exercise price equal to the market value of the Common Stock as listed on the AMEX.

(5) The exercise price and tax withholding obligations may be paid in cash and, subject to certain conditions or restrictions, by delivery of already-owned shares or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(6)      Granted to Mr. Ressler on May 19, 2000 pursuant to the Directors' Plan.

(7) Does not include 225,000 warrants issued to Mr. Kretzmer in May 2000 which have a ten year term with an exercise price of $.56 which vest as follows:

                           August 2, 2000            75,000
                           August 2, 2001            75,000
                           August 2, 2002            75,000

(8) Mr. Brown resigned as the Company's President and Chief Operating Officer effective September 1, 2000 and President, Process Manufacturing Division effective July 27, 2000. Pursuant to his severance agreement he exercised 100,000 of his options prior to December 31, 2000, their final expiration date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

          No options were exercised by any of the executive officers during the year ended December 31, 1999. The value of the options held at the end of the year are set forth in the following table:

                VALUE OF UNEXERCISED STOCK OPTIONS AT END OF YEAR

                                     Number of Securities Underlying                  Value of Unexercised
                                      Unexercised Options at Fiscal                  In-The-Money Options at
                                               Year-End(#)                            Fiscal Year-End($)(1)
                                   -----------------------------------          ----------------------------------
       Name                        Exercisable           Unexercisable          Exercisable          Unexercisable
       ----                        -----------           -------------          -----------          -------------

Richard S. Ressler                 473,355(2)               250,000                $0.00                 $0.00
W. Brian Kretzmer                           0               525,000(3)             $0.00                 $0.00
Luke Brown                                  0                     0(4)             $0.00                 $0.00
James W. Dolan                         16,666                83,334                $0.00                 $0.00
Sasun Musliyan                         42,166                65,001                $0.00                 $0.00

(1) Market value of underlying securities at fiscal year end ($0.25 per share), minus the exercise price.

(2) Represents Mr. Ressler's warrant to purchase up to 467,105 shares of Common Stock at $1.90 per share which expires on August 14, 2001 and 6,250 vested options at $2.91 per share granted to Mr. Ressler pursuant to the Directors' Plan which expire on May 21, 2009.

(3) Includes 225,000 warrants which expire on May 26, 2010 at $0.56 per share.

(4) All options expired on December 31, 2000. Prior to that time Mr. Brown exercised 100,000 options.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

         We currently have no employment contracts with any of our executive officers named in the Summary Compensation Table above (but we do have consulting agreements with Orchard Capital Corporation which supplies the services of Richard S. Ressler, our Chairman, and with Zohar Loshitzer, one of our directors). (See "--Certain Transactions with Management"). Our 1993 Employee Stock Option Plan and Non-Employee Directors' Stock Option Plan each provide that upon a change of control all options granted pursuant to the plans shall become immediately exercisable in full.

CERTAIN TRANSACTIONS WITH MANAGEMENT

         The services of Richard S. Ressler, Chairman of the Company, are provided pursuant to a consulting agreement dated August 15, 1994 (amended as of August 16, 1997, August 31, 1997, August 31, 1998, August 31, 1999 and August 31, 2000) with Orchard Capital Corporation, Mr. Ressler's employer. Pursuant to that agreement, Orchard was paid $20,000 per month up through and including August 15, 1996, and is currently paid $24,000 per month, for Mr. Ressler's services. In August 1994, Orchard was granted warrants to purchase up to 625,000 shares of the Company's Common Stock at $1.90 per share (which Orchard immediately transferred to Mr. Ressler). Mr. Ressler exercised 157,895 of these warrants in September 1997. The remainder of the $1.90 warrants are currently exercisable and expire on August 14, 2001 (these warrants were originally scheduled to expire on August 14, 1999; in August, 1999, in order to satisfy Orchard's requirements for a further extension of the consulting agreement, the Compensation Committee approved an extension of these warrants through August 14, 2001). In March 1997, Orchard was issued warrants to purchase up to 50,000 shares of Common Stock at $7.50 per share (which it immediately transferred to Mr. Ressler). In order for the Company to raise equity capital, the exercise price of these warrants was adjusted to $3.04 on September 12, 1997 and the warrants were subsequently exercised. In August, 1999, Orchard was granted options under the Company's 1993 Employee Stock Option Plan to purchase 225,000 shares of Common Stock at $2.50 per share. One-third of these options will become exercisable on each of the first three anniversaries of the grant, and the options expire in August, 2009.

         The services of Zohar Loshitzer, one of the Company's directors, are provided pursuant to a consulting agreement dated July 15, 2000. Pursuant to that agreement, Mr. Loshitzer was paid $16,667.00 per month for the period August, 2000 up through and including March 31, 2001 for consulting on technology decisions for MAI and general consulting for MAI's CIMPRO division. The term of this agreement is month-to-month.

              REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
                       DIRECTORS ON EXECUTIVE COMPENSATION

GENERAL

         The policy of the Company regarding the compensation of its executive officers is to maintain a total compensation program which would retain the services of key executives and (a) assure the availability of their skills for the benefit of the Company, (b) secure to the Company freedom from competition by such persons within reasonable and lawful limits, and (c) provide appropriate base compensation, benefits, and financial incentives through bonus, severance and other employment-related programs. The Compensation Committee of the Board of Directors recommends, subject to the Board's approval, executive compensation, including the compensation of the Chairman and the Chief Executive Officer. The Compensation Committee or the Board of Directors determines and approves stock option grants for all employees, including the Chief Executive Officer. The Committee currently comprises two independent, non-employee directors, and one director, whose services are provided pursuant to a consulting agreement with his employer.

COMPENSATION PHILOSOPHY

         The Company operates in the highly competitive and rapidly changing high technology industry. The goals of the Company's compensation program are to align compensation with the Company's overall business objectives and performance, to foster teamwork, and to enable the Company to attract, retain and reward employees who contribute to its long-term success. The Committee also seeks to establish compensation policies that allow the Company flexibility to respond to changes in its business environment.

COMPENSATION COMPONENTS

         Compensation for the Company's executive officers generally consists of salary, annual incentive, and stock option awards. The Committee assesses past performance and anticipated future contribution of each executive officer in establishing the total amount and mix of each element of compensation.

         SALARY. The salaries of the executive officers, other than the Chairman, are determined annually by the Compensation Committee based upon various subjective factors such as the executive's responsibilities, position, qualifications, years of experience, and individual performance. In no such case does the Committee undertake a formal survey of analysis of compensation paid by other companies.

         ANNUAL INCENTIVE. The Committee annually reviews and approves an executive compensation plan. A target, expressed as a percentage of salary, is established for each corporate officer, based on the scope of his or her responsibility. Actual payment is computed as a percentage of that target based on the Company's performance in achieving specified objectives, and the individual performance of executives. A total of $185,000 in incentive compensation will be paid with respect to corporate officers pursuant to the plan based on 2000 performance.

         STOCK OPTIONS, WARRANTS AND RESTRICTED STOCK. Stock option, warrants and restricted stock awards are designed to align the interests of executives with the long-term interests of the stockholders. The Committee approves option, warrant and restricted stock grants subject to vesting periods (usually over a three or four-year period) to retain executives and encourage sustained contributions. The exercise price of options and warrants, or the issue price in relation to restricted stock, is the market price on the date of grant.

         The Company is subject to Section 162(m) of the Internal Revenue Code, adopted in 1993, which limits the deductibility of certain compensation payments to its officers. The Company does not have a policy requiring the Committee to qualify all compensation for deductibility under this provision. The Company does not currently have any non-deductible compensation plans. The Company believes that any compensation expense incurred in connection with the exercise of stock options granted under its 1993 Employee Stock Option Plan will continue to be deductible as performance-based compensation.

COMPENSATION OF CHAIRMAN AND FORMER CHIEF EXECUTIVE OFFICER

         Mr. Ressler's services as Chairman (and formerly as Chief Executive Officer) have been provided pursuant to a consulting agreement dated August 15, 1994 (amended as of August 16, 1997, August 31, 1997, August 31, 1998, August 31, 1999 and August 31, 2000) with Orchard Capital Corporation, Mr. Ressler's employer. Pursuant to that agreement, Orchard was paid $20,000 per month up through and including August 15, 1996, and is currently paid $24,000 per month, for Mr. Ressler's services. In August 1994, Orchard was granted warrants to purchase up to 625,000 shares of the Company's Common Stock at $1.90 per share (which Orchard immediately transferred to Mr. Ressler). Mr. Ressler exercised 157,895 of these warrants in September 1997. The remainder of the $1.90 warrants are currently exercisable and expire on August 14, 2001 (these warrants were originally scheduled to expire on August 14, 1999; in August, 1999, in order to satisfy Orchard's requirements for a further extension of the consulting agreement, the Committee approved an extension of these warrants through August 14, 2001). In March 1997, Orchard was issued warrants to purchase up to 50,000 shares of Common Stock at $7.50 per share (which it immediately transferred to Mr. Ressler). In order for the Company to raise equity capital, the exercise price of these warrants was adjusted to $3.04 on September 12, 1997 and the warrants were subsequently exercised. In August, 1999, Orchard was granted options under the Company's 1993 Employee Stock Option Plan to purchase 225,000 shares of Common Stock at $2.50 per share. One-third of these options will become exercisable on each of the first three anniversaries of the grant, and the options expire in August, 2009. Additionally, commencing in 1999, Mr. Ressler became eligible to receive stock options under the Company's Non-Employee Director's Option Plan. He currently holds options to acquire 18,750 shares of Common Stock which are exerciseable on or after the date of the 2001 annual shareholder's meeting, assuming Mr. Ressler's re-election to the Board of Directors.

         The compensation paid to Orchard pursuant to the consulting agreement and the amendments thereto was determined by the Compensation Committee and the Board of Directors based upon various subjective factors such as Mr. Ressler's responsibilities, qualifications, years of experience, individual performance, and perceived contributions to the Company.

         Other than as outlined above, and as reimbursement for reasonable expenses incurred in connection with the services it renders to the Company, neither Orchard nor Mr. Ressler receive any other compensation from the Company.

         Respectfully submitted,
                  Zohar Loshitzer, Chairman
                  Richard S. Ressler
                  Morton O. Schapiro

         Date: March 15, 2001

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all proposed members of the Committee, subject to their election at the 2001 Annual Meeting of Stockholders, are "independent", as required by the listing standards of the American Stock Exchange.

         The Committee operates pursuant to a Charter that was adopted by the Board on June 12, 2000 and last amended and restated on March 15, 2001, a copy of which is attached to this Report. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

         In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carrier out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

         Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.

Date:  March 15, 2001               Respectfully submitted,

                                    Richard S. Ressler
                                    Morton O. Schapiro
                                    Zohar Loshitzer

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the S&P 500 Index and the S&P Computer Systems Index for the period commencing January 1, 1996 and ending December 31, 2000. The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 as amended (the "Securities Act") or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.


MAI SYSTEMS CORP

                                                      Cumulative Total Return
                                       ------------------------------------------------------
                                        12/95    12/96     12/97     12/98    12/99     12/00
                                       ------   ------    ------    ------   ------    ------

MAI SYSTEMS CORPORATION                100.00    97.22     37.04     39.81    12.04      3.70
S & P 500                              100.00   122.96    163.98    210.84   255.22    231.98
S & P COMPUTERS (SOFTWARE & SERVICES)  100.00   155.46    216.56    392.40   725.67    342.87

                                   PROPOSAL 2

                  AMENDMENT TO 1993 EMPLOYEE STOCK OPTION PLAN


GENERAL


         At the Annual Meeting, the stockholders are being asked to ratify an amendment to the Company's 1993 Employee Stock Option Plan (the "1993 Option Plan"), in order to increase the number of shares reserved for issuance thereunder from 2,000,000 shares of Common Stock to 2,500,000 shares. The text of the proposed amendment is set out in Appendix A.


         At the Record Date, no shares of Common Stock were available for issuance under the 1993 Option Plan (exclusive of the increase in shares for which stockholder ratification is sought at this Annual Meeting). In addition, at the Record Date, options to purchase _________ shares were outstanding and ________ shares had been purchased pursuant to the exercise of options granted under the 1993 Option Plan at an average exercise price per share of $_____.

         The 1993 Option Plan is structured to allow the Board of Directors, the Compensation Committee or other authorized committee designated by the Board of Directors broad discretion in determining the participants and the extent of their participation in the 1993 Option Plan for the purposes of attracting, retaining and motivating the best available talent for the successful conduct of the Company's business. The Board of Directors believes the remaining shares under the 1993 Option Plan may be insufficient to accomplish, as these purposes. Therefore, the Board has increased the shares reserved under the 1993 Option Plan, as discussed herein.

SUMMARY OF THE 1993 OPTION PLAN

         The essential features of the 1993 Option Plan are outlined below.

     PURPOSE

         The purposes of the 1993 Option Plan are to advance the interests of the Company and its stockholders by providing significant incentives to selected officers and key employees and consultants (including Board members) of the Company who contribute and are expected to contribute to the success of the Company.

     ELIGIBILITY

         Key employees and consultants (including Board members) whom the Board of Directors, the Compensation Committee or other committee designated by the Board of Directors to administer the 1993 Option Plan deems to be of special importance to the growth and success of the Company are eligible participants in the plan.

     ADMINISTRATION

         The 1993 Option Plan is administered by the Board of Directors, the Compensation Committee or such other committee (which are collectively referred to herein as the "Committee") as may be appointed by the Board of Directors of the Company, which committee shall consist of not less than two members, all of whom are members of the Board of Directors. The Committee shall have full and final authority (i) to interpret the 1993 Option Plan and option agreements promulgated thereunder; (ii) establish rules and regulations concerning the 1993 Option Plan; (iii) make all determinations necessary or advisable for the administration of the 1993 Option Plan; and (iv) correct defects or inconsistencies between any option agreements and the 1993 Option Plan. Committee members receive no additional compensation for their services in connection with the 1993 Option Plan, but do receive the fee of $1,000 for every Compensation Committee meeting they attend. See "Election of Directors--Director Compensation."

     OPTIONS

         The 1993 Option Plan permits the granting of non-transferable options that either are intended to qualify as incentive stock options ("ISOs") or are not intended to so qualify ("NSOs").

         The exercise price of each ISO may not be less than the higher of the par value or 100% of the fair market value of the shares of Common Stock subject to the option on the date the option is granted. The exercise price of each NSO shall be the amount determined by the Committee, provided that such amount shall not be less than the higher of par value or 85% of the fair market value of the shares of Common Stock subject to the option on the date the option is granted. If the proposed amendment to the 1993 Option Plan is adopted, no options will be granted at less than 100% of the fair market value of the shares on the date of grant unless price reduction is specifically in consideration for a reasonable reduction in such optionee's regular or bonus compensation. To date the Company has granted only NSOs and the Company has not granted Options at exercise prices less than fair market value on the date of grant.

         No ISO may be granted to any holder of ten percent or more of the total combined voting power of all classes of stock of the Company unless at the time of the grant of such option, the exercise price is equal to or greater than 110% of the fair market value of the shares of Common Stock subject to the option.

         To the extent that the aggregate fair market value of the Common Stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options shall be treated as NSOs.

         The term of each option will be fixed by the Committee but may not exceed ten years from the date of grant (or five years in the case of ISOs granted to optionees who own 10% or more of the Common Stock).

         The exercise price of options granted under the 1993 Option Plan, including applicable withholding, must be paid in full by cash, certified check or Common Stock with a fair market value on the exercise date equal to the aggregate exercise price of the options. The Committee has authorized as payment the delivery of a properly executed exercise notice and irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price. The Committee may also authorize payment by any combination of the foregoing methods.

         Under the 1993 Option Plan, in the event of termination of an optionee's employment other than for cause, an option must be exercised within three months following termination of employment or the date of expiration of the option, whichever occurs first, unless the option agreement provides otherwise. In the event an optionee dies while he is an employee of the Company or during the three-month period following his termination, the period within which the option must be exercised is one year from the date of death, unless the option agreement provides otherwise. In the event of termination for cause, any option theretofor granted to such employee shall expire and cease to be exercisable on the date notice of such termination is delivered to the optionee.

         Options granted pursuant to the 1993 Stock Option Plan become immediately exercisable without any further action upon the occurrence of a "change of control" as that term is defined in the plan.

         The granting of options under the 1993 Option Plan by the Committee is subjective and is dependent upon, among other things, an employee's individual performance. Therefore, future option grants to executive officers or employees under the 1993 Option Plan are not determinable. See"--Participation in the 1993 Option Plan."

     ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS AND OTHER EVENTS

         The Committee is authorized to make appropriate adjustments in connection with outstanding awards under the 1993 Option Plan to reflect stock dividends, stock splits and similar events.

     AMENDMENT AND TERMINATION

         The Board may amend, alter, or discontinue the 1993 Option Plan at any time, but such amendment, alteration or discontinuation shall not adversely affect any option then outstanding without the participant's consent.

Subject to the specific terms of the 1993 Option Plan described above, the Committee may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option at any time.

         In addition, no amendment which (i) increases the aggregate number of shares of Common Stock which may be issued pursuant to options granted under the 1993 Option Plan, (ii) decreases the minimum ISO exercise price provided in the 1993 Option Plan, (iii) extends the period during which options may be granted pursuant to the 1993 Option Plan, (iv) changes the class of individuals eligible to be granted options, (v) materially increases the benefits provided by the 1993 Option Plan, or (vi) has the effect of any of the above, shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company's voting stock, either in person or by proxy, in accordance with the applicable provisions of the charter and bylaws of the Company and applicable State law.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

         The following is only a brief summary of the effect of federal income taxation upon the recipient and the Company under the 1993 Option Plan based upon the Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside the United States in which an optionee may reside.

     INCENTIVE STOCK OPTIONS

         If an option granted under the 1993 Option Plan is an ISO, the optionee will recognize no income upon grant of the ISO and will incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after the grant of the ISO and one year after the exercise by the optionee, any gain (or loss) will be treated as long-term capital gain (or loss). If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee subject to reasonableness. Any gain (or loss) recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as a capital gain (or loss).

     NON-STATUTORY STOCK OPTIONS

         All options that do not qualify as ISOs are taxed as NSOs. An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price. The income recognized by an optionee who is also an employee of the Company will be subject to withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NSO, subject to reasonableness.

PARTICIPATION IN THE 1993 OPTION PLAN

         The grant of options under the 1993 Option Plan to employees is subject to the discretion of the Committee. As of the date of this proxy statement, there have been grants of awards to _____ employees representing ______ options to acquire shares of Common Stock. Future awards are not determinable. Non-employee directors are eligible to participate in the 1993 Option Plan. The following table sets forth information with respect to the grant of options to the Named Officers, to all current executive officers as a group and to all other employees as a group during the last fiscal year:

                                  PLAN BENEFITS
                                1993 OPTION PLAN

                                                        SECURITIES UNDERLYING   WEIGHTED AVERAGE EXERCISE
      NAME OF INDIVIDUAL                                  OPTIONS GRANTED(#)      PRICE PER SHARE($/SH)
      ------------------                                ---------------------   -------------------------

      W. Brian Kretzmer                                        300,000                    $2.36
          President and Chief Executive Officer
      James W. Dolan                                           200,000                    $0.57
          Chief  Financial Officer
      Sasun Musliyan                                           107,167                    $2.96
          President, Legacy Division and
          MAI Canada, Ltd.
      All current executive officers as a group                607,167
          (3 officers)
      All other employees as a group

REQUIRED VOTE AND RECOMMENDATION

         Ratification of the amendment to the 1993 Option Plan would require the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2, THE
                    AMENDMENT TO THE 1993 STOCK OPTION PLAN.

                                   PROPOSAL 3
                   APPROVAL OF THE 2001 RESTRICTED STOCK PLAN

GENERAL

         At the Annual Meeting, the stockholders are being asked to ratify the Company's 2001 Restricted Stock Plan (the "2001 Restricted Stock Plan"), in order to provide for the issuance of up to 1,250,000 restricted shares of Common Stock to officers and directors of the Company. The text of the proposed amendment is set out in Appendix C.

         The 2001 Restricted Stock Plan is structured to allow the Board of Directors, the Compensation Committee or other authorized committee designated by the Board of Directors broad discretion in determining the participants and the extent of their participation in the 2001 Restricted Stock Plan for the purposes of attracting, retaining and motivating the best available talent for the successful conduct of the Company's business.

SUMMARY OF THE 2001 RESTRICTED STOCK PLAN

         The essential features of the 2001 Restricted Stock Plan are outlined below.

     PURPOSE

         The purposes of the 2001 Restricted Stock Plan are to advance the interests of the Company and its stockholders by providing significant incentives to selected officers and directors of the Company who contribute and are expected to contribute to the success of the Company.

     ELIGIBILITY

         Key officers and directors whom the Board of Directors, the Compensation Committee or other committee designated by the Board of Directors to administer the 2001 Restricted Stock Plan deems to be of special importance to the growth and success of the Company are eligible participants in the plan.

     ADMINISTRATION

         The 2001 Restricted Stock Plan is administered by the Board of Directors, the Compensation Committee or such other committee (which are collectively referred to herein as the "Committee") as may be appointed by the Board of Directors of the Company, which committee shall consist of not less than two members, all of whom are members of the Board of Directors. The Committee shall have full and final authority (i) to interpret the 2001 Restricted Stock Plan and option agreements promulgated thereunder; (ii) establish rules and regulations concerning the 2001 Restricted Stock Plan; (iii) make all determinations necessary or advisable for the administration of the 2001 Restricted Stock Plan; and (iv) correct defects or inconsistencies between any option agreements and the 2001 Restricted Stock Plan. Committee members receive no additional compensation for their services in connection with the 2001 Restricted Stock Plan, but do receive the fee of $1,000 for every Compensation Committee meeting they attend. See "Election of Directors--Director Compensation."

     RESTRICTED STOCK

         The 2001 Restricted Stock Plan permits the granting of restricted shares of the Common Stock of the Company. The shares will be issued as "restricted stock" within the meaning of Rule 144 of the Securities Act of 1933, as amended. The Committee shall have the discretion to determine what terms and conditions shall apply, including the imposition of a vesting schedule.

         Under the 2001 Restricted Stock Plan, in the event of termination of an recipient's employment other than for cause, all restricted shares shall vest.

         Stock granted pursuant to the 2001 Restricted Stock Plan become immediately vested without any further action upon the occurrence of a "change of control" as that term is defined in the plan.

         The granting of stock under the 2001 Restricted Stock Plan by the Committee is subjective and is dependent upon, among other things, an officer's and director's individual performance. Therefore, future option grants to executive officers or directors under the 2001 Restricted Stock Plan are not determinable. See "Participation in the 2001 Restricted Stock Plan" below.

     ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS AND OTHER EVENTS

         The Committee is authorized to make appropriate adjustments in connection with outstanding awards under the 2001 Restricted Stock Plan to reflect stock dividends, stock splits and similar events.

     AMENDMENT AND TERMINATION

         The Board may amend, alter, or discontinue the 2001 Restricted Stock Plan at any time, but such amendment, alteration or discontinuation shall not adversely affect any option then outstanding without the participant's consent.

         Subject to the specific terms of the 2001 Restricted Stock Plan described above, the Committee may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option at any time.

         In addition, no amendment which (i) increases the aggregate number of shares of Common Stock which may be issued pursuant to the 2001 Restricted Stock Plan, (ii) extends the period during which options may be granted pursuant to the 2001 Restricted Stock Plan, (iii) changes the class of individuals eligible to be granted options, (iv) materially increases the benefits provided by the 2001 Restricted Stock Plan, or (v) has the effect of any of the above, shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company's voting stock, either in person or by proxy, in accordance with the applicable provisions of the charter and bylaws of the Company and applicable State law.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

         The following is only a brief summary of the effect of federal income taxation upon the recipient and the Company under the 2001 Restricted Stock Plan based upon the Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside the United States in which an optionee may reside.

         A recipient will not recognize any taxable income at the time he or she is granted shares of restricted stock, until such time as the shares are vested. At that time, the recipient will recognize ordinary income measured by the then fair market value of the shares. Upon resale of such shares by the recipient, any difference between the sales price and the grant price, may be treated as capital gain (or loss). The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the recipient.

PARTICIPATION IN THE 2001 RESTRICTED STOCK PLAN

         The grant of options under the 2001 Restricted Stock Plan to officers and directors is subject to the discretion of the Committee. As of the date of this proxy statement, there have been grants of awards to two officers and five directors representing 650,000 shares of Common Stock. Future awards are not determinable. All officers and directors are eligible to participate in the 2001 Restricted Stock Plan. The following table sets forth information with respect to the grant of options to the Named Officers, to all current executive officers as a group during 2001:

                                  PLAN BENEFITS
                           2001 RESTRICTED STOCK PLAN

      NAME OF INDIVIDUAL                                         SECURITIES GRANTED(#)     ISSUE PRICE PER SHARE($/SH)
      ------------------                                         ---------------------     ---------------------------

      Richard S. Ressler, Chairman of the Board of Directors             50,000
      W. Brian Kretzmer                                                 250,000
        President and Chief Executive Officer
      James W. Dolan                                                    150,000
        Chief Operations and Financial Officer
      Morton Shapiro, Director                                           50,000
      Zohar Loshitzer, Director                                          50,000
      Stephen Ross, Director Nominee                                     50,000
      Steven F. Mayer, Director Nominee                                  50,000
                                                                        -------
      All officers and directors as a group                             650,000
        (7 individuals)

REQUIRED VOTE AND RECOMMENDATION

         Ratification of the 2001 Restricted Stock Plan would require the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3, THE
                   ADOPTION OF THE 2001 RESTRICTED STOCK PLAN

                                   PROPOSAL 4

                 APPROVAL OF THE ISSUANCE OF 1,916,014 SHARES OF
                       COMMON STOCK TO CSA PRIVATE LIMITED

GENERAL

         On August 9, 1996, we acquired from Hotel Information Systems, Inc. ("HIS") substantially all their assets and certain of their liabilities. At the time of our acquisition of HIS in 1996, CSA was a shareholder of HIS and, in connection with the purchase, we agreed to issue to CSA shares of our common stock worth approximately $4.8 million in August 1996, which amount had increased to approximately $6.9 million as of January 31, 2001, pursuant to the agreement. In October 1998 CSA filed a lawsuit against us to compel issuance and registration of such shares. We also granted CSA demand registration rights. Pursuant to a settlement agreement entered into in May 1999, we agreed to file a registration statement with the Securities and Exchange Commission ("SEC") for the purpose of registering CSA's shares. Because we did not conclude the S-1 registration statement filing by the November 1, 1999 deadline, CSA initiated a second lawsuit in January 2000 to enforce the settlement agreement and secure injunctive relief through court order to cause us to file the registration statement. We entered into a second settlement agreement with CSA in February 2001, effective as of December 1, 2000, whereby we agreed to take the following steps: (i) issue CSA 1,916,014 additional shares of our common stock to bring CSA's total shareownership to 2,433,333 shares; (ii) promptly file a registration statement for all of CSA's shares of our common stock; and (iii) execute a secured promissory note in favor of CSA in the principal sum of $2,800,000 which is subordinate only to our present group of three senior secured lenders and requires cash installment payments to commence June 1, 2002. The shares and debt instrument have been issued to CSA as required by the second settlement agreement.

AMERICAN STOCK EXCHANGE ADDITIONAL LISTING REQUIREMENTS

         In February 2001 we filed an additional listing application with the American Stock Exchange to list the CSA shares and other third party shares provided for through other settlements. The American Stock Exchange advised us at that time that pursuant to AMEX Rule 712(b) they believed that shareholder approval was required because the issuance of shares to CSA pursuant to the settlement and the prior issuance of 517,319 shares, when taken in the aggregate, exceeded 20% of the Company's issued and oustanding shares of Common Stock in August 1996, the date of the HIS acquisition.

REQUIRED VOTE AND RECOMMENDATION

         Approval of the issuance of the 1,916,014 shares of Common Stock to CSA would require the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting.


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                PROPOSAL 4, THE APPROVAL OF ISSUANCE OF 1,916,014
                  SHARES OF COMMON STOCK TO CSA PRIVATE LIMITED

                                   PROPOSAL 5


                 TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected KPMG LLP, independent auditors, to audit the consolidated financial statements for the fiscal year ending December 31, 2001. KPMG LLP has served as the Company's independent auditors since the Company's inception. Notwithstanding the selection, the Board, in its discretion, may direct appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its stockholders. Representatives of KPMG LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions.

REQUIRED VOTE AND RECOMMENDATION

         Ratification of KPMG LLP as the Company's auditors requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
              PROPOSAL 5, THE RATIFICATION OF INDEPENDENT AUDITORS.



                             AUDITOR FEE DISCLOSURE


AUDIT FEES

         The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $111,300.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The aggregate fees billed by KPMG LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000 were $0.

ALL OTHER FEES

         The aggregate fees billed by KPMG LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended December 31, 2000 were $0.

LEASED EMPLOYEES

         The Company's auditor, KPMG LLP, did not employ any leased employees or outside consultants to work on the Company's audit for the fiscal year ended December 31, 2000.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                        THE BOARD OF DIRECTORS

Dated: April 23, 2001

MAI Systems Corporation
9601 Jeronimo Road
Irvine, California 92618

                                   APPENDIX A

                             MAI SYSTEMS CORPORATION

                             AUDIT COMMITTEE CHARTER



I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall not be an officer of the Company and is, in the view of the Board of Directors, free of any relationship that would interefere with the exercise of independent judgment and shall otherwise satisfy the applicable membership requirements under the rules of the American Stock Exchange LLC as such requirements are interpreted by the Board of Directors in its business judgment.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

         1. in its oversight of the Company's accounting and financial reporting principles and policies and internal audit controls and procedures;

         2. in its oversight of the Company's financial statements and the independent audit thereof;

         3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement); and

         4.       in evaluating the independence of the outside auditors.

         The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

         The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the final authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

         The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

         The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors; (i) the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service.

III. Meetings of the Audit Committee: The Audit Committee shall meet, as required, to discuss with management the annual audited financial statements and quarterly financial statements and quarterly financial results. In addition to such meetings of the Audit Committee as may be required to discuss the matters set forth in Article IV, the Audit Committee should meet separately at least annually with management, the director of the internal auditing department and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

         1.       with respect to the outside auditors,

                  (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

                  (ii) to review the fees charged by the outside auditors for audit and non-audit services;

                  (iii) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence; and

                  (iv) if applicable, to consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company is compatible with maintaining the independence of the outside auditors; and

                  (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

         2.       with respect to the internal auditing department,

                  (i) to review the appointment and replacement of the director of the internal auditing department; and

                  (ii) to advise the director of the internal auditing department that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management's responses thereto;

         3. with respect to financial reporting principles and policies and internal audit controls and procedures,

                  (i) to advise management, the internal auditing department and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

                  (ii) to consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

                           o deficiencies noted in the audit in the design or operation of internal controls;

                           o consideration of fraud in a financial statement audit;

                           o        detection of illegal acts;

                           o the outside auditor's responsibility under generally accepted auditing standards;

                           o        significant accounting policies;

                           o        management judgments and accounting
                                    estimates;

                           o        adjustments arising from the audit;

                           o the responsibility of the outside auditor for other information in documents containing audited financial statements;

                           o        disagreements with management;

                           o        consultation by management with other
                                    accountants;

                           o major issues discussed with management prior to retention of the outside auditor;

                           o difficulties encountered with management in performing the audit;

                           o the outside auditor's judgments about the quality of the entity's accounting principles; and

                           o reviews of interim financial information conducted by the outside auditor;

                  (iii) to meet with management, the director of the internal auditing department and/or the outside auditors:

                           o        to discuss the scope of the annual audit;

                           o        to discuss the audited financial statements;

                           o to discuss any significant matters arising from any audit or report or communication referred to in items 2(ii) or 3(ii) above, whether raised by management, the internal auditing department or the outside auditors, relating to the Company's financial statements;

                           o to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;

                           o to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors, the internal auditing department or management; and

                           o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

                  (iv) to obtain from the outside auditors assurance that the audit wasconducted in a manner consistent with
                           Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and

                  (v) to discuss with the Company's General Counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies; and

         4.       with respect to reporting and recommendations,

                  (i) to prepare any report or other disclosures, including any recommendation of the AuditCommittee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

                  (ii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

                  (iii) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                   APPENDIX B

                             MAI SYSTEMS CORPORATION

                             1993 STOCK OPTION PLAN

                                    ARTICLE I

                                    PURPOSES

         1.1. PURPOSE OF PLAN. The purposes of the MAI Systems Corporation 1993 Stock Option Plan (the "Plan") are to advance the interests of MAI Systems Corporation (the "Company") and its shareholders by providing significant incentives to selected officers and key employees of the Company who contribute and are expected to contribute to the success of the Company, and to enhance the interest of such officers and employees in the Company's success and progress by providing them with an opportunity to become shareholders of the Company. Further, the Plan is designed to enhance the Company's ability to attract and retain qualified employees necessary for the success and progress of the Company.

                                   ARTICLE II

                                   DEFINITIONS

         2.1. DEFINITIONS. Certain terms used herein shall have the meaning below stated, subject to the provisions of Section 7.1 hereof.

                  (a) "Board" or "Board of Directors" means the Board of Directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" means either (i) the Board of Directors or
         (ii) the Compensation Committee of the Board of Directors or such other committee of the Board as shall be appointed by the Board to administer the Plan pursuant to Article VII hereof.

                  (d) "Common Stock" means, subject to the provisions of Section 9.3, the authorized common stock of the Company, par value $.01 per share.

                  (e) "Company" means MAI Systems Corporation.

                  (f) "Effective Date" means the date on which the Company's plan of reorganization is confirmed by the Bankruptcy Court.

                  (g) "Employee" means an officer or other common law employee of the Company or a Subsidiary, including a member of the Board who is also a common law employee (such term also includes consultants and other persons to the extent permitted by the instructions to Form S-8 under the Securities Act of 1993, as amended).

                  (h) "Fair Market Value" means, in respect of a share of Common Stock on any date, the last reported sales price regular way on such date or, in case no such reported sale takes place on such date, the last reported sales price regular way on the day preceding such date on which a reported sale occurred, in either case on the New York Stock Exchange or, if at the time the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if at the time the Common Stock is not listed or admitted to trading on any national securities exchange, in the National Association of Securities Dealers Automated Quotations National Market System or, if at the time the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the

         Company for that purpose or, if the Common Stock is not traded over-the-counter, as determined by the Committee using any reasonable valuation method.

                  (i) "Incentive Stock Option" means an Option to purchase Common Stock, granted by the Company to an Employee pursuant to Section
         5.1 hereof, which meets the requirements of Section 422 of the Code.

                  (j) "Nonstatutory Stock Option" means and Option to purchase Common Stock, granted by the Company to an Employee pursuant to Section
         5.1 hereof, which does not meet the requirements of Section 422 of the Code or which provides, as of the time the Option is granted, that it will not be treated as an Incentive Stock Option.

                  (k) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

                  (l) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms of an Option Granted under the Plan.

                  (m) "Optionee" means an Employee to whom an Option has been granted under the Plan.

                  (n) "Plan" means the MAI Systems Corporation 1993 Stock Option Plan, as set forth herein and as from time to time amended.

                  (o) "Subsidiary" means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

                                   ARTICLE III

                EFFECTIVE DATE OF THE PLAN; RESERVATION OF SHARES

         3.1. EFFECTIVE DATE. The Plan shall become effective as of the Effective Date.

         3.2. SHARES RESERVED UNDER PLAN. The aggregate number of shares of Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed 2,500,000 of the authorized shares of Common Stock on the Effective Date, all or any part of which may be issued pursuant to Incentive Stock Options or Nonstatutory Stock Options or any combination thereof. Shares of Common Stock issued upon the exercise of Options granted under the Plan may consist of either authorized but unissued shares or shares which have been issued and which shall have been reacquired by the Company. The total number of shares authorized under the Plan shall be subject to increase or decrease in order to give effect to the provisions of Section 9.3 and to give effect to any amendment adopted pursuant to Article VIII. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of shares as to which such Option was not exercised shall again be available for purposes of the Plan. The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

                                   ARTICLE IV

                              PARTICIPATION IN PLAN

         4.1. ELIGIBILITY. Options under the Plan may be granted to any key Employee of the Company or a Subsidiary who performs services for the Company or a Subsidiary that the Committee deems to be of special importance to the growth and success of the Company. The Committee shall determine those Employees to whom Options shall be granted, the type of Option to be granted to each such person, and, subject to Section 3.2 hereof, the number of shares of Common Stock subject to each such Option.

         4.2. PARTICIPATION NOT GUARANTEE OF EMPLOYMENT OR RETENTION. Nothing in this Plan or in any Option Agreement shall in any manner be construed to limit in any way the right of the Company or any Subsidiary to terminate an Employee's employment at any time, without regard to the effect of such termination on any rights such Employee would otherwise have under this Plan, or give any right to an Employee to remain employed by the

Company or a Subsidiary thereof in any particular position or at any particular rate of compensation.

                                    ARTICLE V

                          GRANT AND EXERCISE OF OPTIONS

         5.1. GRANT OF OPTIONS. The Committee may from time to time in its discretion grant Incentive Stock Options and/or Nonstatutory Stock Options to Employees at any time after the Effective Date. All Options under the Plan shall be granted within ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

         5.2. OPTION TERMS. Options granted under the Plan shall be subject to the following requirements:

                  (a) Option Price. The exercise price of each Incentive Stock Option shall not be less than the higher of the par value or 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be the amount determined by the Committee as set forth in the applicable Option Agreement, provided that such amount shall not be less than the higher of the par value or 85% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. The exercise price of an Option may be subject to adjustment pursuant to Section 9.3 hereof.

                  (b) Term of Option. The term during which an Option is exercisable shall be that period determined by the Committee as set forth in the applicable Option Agreement, provided that no Option shall have a term that exceeds a period of 10 years from the date of its grant.

                  (c) Nontransferability of Option. No Option granted under the Plan shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each such Option shall be exercisable during the Optionee's lifetime only by him. No transfer of an Option by an Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may determine necessary to establish the validity of the transfer.

                  (d) Exercise of Option. Unless the Option Agreement pursuant to which an Option is granted provides otherwise, each Option shall become exercisable, on a cumulative basis, with respect to 20% of the aggregate number of the shares of Common Stock covered thereby on the first anniversary of the date of grant and with respect to an additional 20% of the shares of Common Stock covered thereby on each of the next four succeeding anniversaries of the date of grant. Any portion of an Option which has become exercisable shall remain exercisable until it is exercised in full or terminates pursuant to the terms of the Plan or the Option Agreement pursuant to which it is granted.

                  (e) Acceleration of Exercise on Change of Control. Notwithstanding the provisions of paragraph (d) of this Section or any other restrictions limiting the number of shares of Common Stock as to which an Option may be exercised, each Option shall become immediately exercisable in full upon and simultaneously with any "Change of Control" of the Company. For purposes of this Plan, a "Change of Control" shall be deemed to have occurred if:

                           (i) any "person," as such term is used in Sections
                  13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any employee benefit plan sponsored by the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

                           (ii) during any period of two consecutive years
                  individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section) whose election by the Board of nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof;

                           (iii) the stockholders of the Company approve a
                  merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                           (iv) the stockholders of the Company approve a plan
                  of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. For the purposes of this subsection
                  (iv), "substantially all" of the Company's assets shall mean any of the following:

                                    (A) assets for which the price or
                           consideration upon sale or disposition equals or exceeds fifty percent (50%) or more of the book value of the total assets of the Company;

                                    (B) assets for which the price or
                           consideration upon sale or disposition equals or exceeds fifty percent (50%) or more of the fair market value of the Company (which for purposes of this subsection (iv) shall be the number of shares of voting securities outstanding on the date on which the change of control of the Company is deemed to occur multiplied by the Fair Market Value of said securities; or

                                    (C) assets that generated fifty percent
                           (50%) or more of the Company's reported net sales or net income in either of the two (2) taxable years ended prior to the date on which the change of control of the Company is deemed to occur.

                  Notwithstanding the foregoing provisions of this Section 5.3(e), as long as Brooke Group, Ltd. (BGL) and/or any affiliate thereof shall own stock of the Company representing 50% or more of the combined voting power for the election of directors, (x) the beneficial ownership of such stock by BGL and/or any affiliate, and (y) any acquisition of additional voting stock by BGL and/or any affiliate shall not constitute a Change of Control.

         (f) Incentive Stock Options Granted to Ten Percent Shareholders. No Incentive Stock Options shall be granted to any Employee who owns, directly or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time the Incentive Stock Option is granted, the exercise price of the Incentive Stock Option is at least 110% of the Fair Market Value of the Common Stock subject to such Incentive Stock Option and such Incentive Stock Option, by its terms, is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

         (g) Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such Options shall be treated as Nonstatutory Options. For this purpose, Options shall be taken into account in the order in which they were granted and the Fair Market Value of the Common Stock shall be determined as of the time the Option with respect to such Common Stock is granted.

         5.3. PAYMENT OF EXERCISE PRICE AND DELIVERY OF SHARES.

         (a) Notice and Payment for Shares. Each Option shall be exercised by delivery of a written notice to the Company in such form as the Committee shall approve stating the number of the whole shares of Common Stock as to which the Option is being exercised and accompanied by payment therefor. No Option shall be deemed exercised in the event that payment therefor is not received and shares of Common Stock shall not be issued upon the exercise of an Option unless the exercise price is paid in full. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made by (i) cash, (ii) certified check payable to the order of the Company, (iii) outstanding shares of Common Stock duly endorsed to the Company (which shares of Common Stock shall be valued at their Fair Market Value as of the day preceding the date of such exercise), (iv) any combination of the foregoing, or (v) such other method of payment as may be provided in the applicable Option Agreement.

         (b) Rights of Optionee in Stock. Neither any Optionee nor the legal representatives, heirs, legatees or distributees of any Optionee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock issuable upon exercise of an Option granted hereunder unless and until such shares are issued to him or them and such person or persons have received a certificate or certificates therefor. Upon the issuance and receipt of such certificate or certificates, such Optionee or the legal representatives, heirs, legatees or distributees of such Optionee shall have absolute ownership of the shares of Common Stock evidenced thereby, including the right to vote such shares, to the same extent as any other owner of shares of Common Stock, and to receive dividends thereon, subject, however, to the terms, conditions and restrictions of this Plan.

                                   ARTICLE VI

                              TERMINATION AND DEATH

         6.1. TERMINATION OTHER THAN BY DEATH OR FOR CAUSE. If an Optionee's position as an Employee of the Company or a Subsidiary terminates for any reason other than death or for Cause (as defined in Section 6.2) he may, unless the applicable Option Agreement provides otherwise, exercise an Option previously granted within three months after the date of such termination, but in no event later than the date on which the Option would have expired in accordance with its terms. To the extent the Option is not so exercised, it shall expire at the end of such three-month period.

         6.2. TERMINATION FOR CAUSE. If an Optionee's position as an Employee of the Company or a Subsidiary is terminated for Cause, any Option theretofore granted to him shall expire and cease to be exercisable on the date notice of such termination is delivered to the Optionee. "Cause" shall mean (a) the willful and continued failure by an Optionee to substantially perform his duties with the Company (other than any such failure resulting from his incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Optionee by the Board, which demand specifically identifies the manner in which the Board believes that the Optionee has not substantially performed his duties, or (b) the willful engaging by the Optionee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this Section 6.2, no act, or failure to act, shall be deemed "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that such action or omission was in the best interest of the Company.

         6.3. DEATH. If an Optionee dies (i) while he is an Employee of the Company or a Subsidiary or (ii) during the three-month period after the termination of his position as an Employee of the Company or a Subsidiary, and at the time of his death the Optionee was entitled to exercise an Option theretofore granted to him, such Option shall, unless the applicable Option Agreement provides otherwise, expire one year after the date of his death, but in no event later than the date on which the Option would have expired if the Optionee had lived. During such one-year period the Option may be exercised by the Optionee's executor or administrator or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of his death and, to the extent the Option is not so exercised, it shall expire at the end of such one-year period.

                                   ARTICLE VII

                             ADMINISTRATION OF PLAN

         7.1. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors or such other committee as may be appointed by the Board of Directors of the Company, which Committee shall consist of not less than two members, all of whom are members of the Board of Directors. A majority of the Committee shall constitute a quorum thereof and the actions of a majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be the actions of the Committee. Vacancies occurring on the Committee shall be filled by the Board. The Committee shall have full and final authority (i) to interpret the Plan and each of the Option Agreements, (ii) to prescribe, amend and rescind rules and regulations, if any, relating to the Plan, (iii) to make all determinations necessary or advisable for the administration of the Plan and
(iv) to correct any defect, supply any omission and reconcile any inconsistency in the Plan and any Option Agreement. The Committee's determination in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons including, but without limitation, the Company, the shareholders of the Company, the Committee, and each of the members thereof, Employees and their respective successors in interest.

         7.2. LIABILITY. No member of the Committee shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or gross negligence. The Committee shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of the Committee's duties under the Plan at the Company's expense.

         7.3. DETERMINATIONS. In making its determinations concerning the key Employees who shall receive Options as well as the number of shares to be covered thereby and the time or times at which they shall be granted, the Committee shall take into account the nature of the services rendered by such key Employees, their past, present and potential contribution to the Company's success and such other factors as the Committee may deem relevant. The Committee shall determine the form of Option Agreements under the Plan and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of the Plan. The Committee may waive any provisions of any Option Agreement, provided such waiver is not inconsistent with the terms of the Plan as then in effect. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

                                  ARTICLE VIII

                        AMENDMENT AND TERMINATION OF PLAN

         8.1. AMENDMENT OF PLAN. (a) Generally. The Plan may be amended at any time and from time to time by the Board, but, except as provided by Section 9.3, no amendment which (i) increases the aggregate number of shares of Common Stock which may be issued pursuant to Options granted under the Plan, (ii) decreases the minimum Incentive Stock Option exercise price provided in the Plan, (iii) extends the period during which Options may be granted pursuant to the Plan,
(iv) changes the class of individuals eligible to the granted Options, (v) materially increases the benefits provided by the Plan, or (vi) has the effect of any of the above shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company's voting stock, either in person or by proxy, in accordance with the applicable provisions of the charter and bylaws of the Company and applicable State law. No amendment to the Plan shall, without the consent of an Optionee, affect such Optionee's rights under an Option previously granted.

         (b) Amendments Relating to Incentive Stock Options. To the extent applicable, the Plan is intended to permit the issuance of Incentive Stock Options to Employees in accordance with the provisions of Section 422 of the Code. Subject to paragraph 8.1(a) above, the Plan and Option Agreements may be modified or amended at any time, both prospectively and retroactively, and in a manner that may affect Incentive Stock Options previously granted, if such amendment or modification is necessary for the Plan and Incentive Stock Options granted hereunder to qualify under said provisions of the Code.

         8.2. TERMINATION. The Board may at any time terminate the Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, the Plan shall terminate on June 27, 2003. No Options may be granted after the Plan has terminated, but the Committee shall continue to supervise the administration of Options previously granted.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         9.1. RESTRICTIONS UPON GRANT OF OPTIONS. If the listing upon any stock exchange or the registration or qualification under any federal or state law of any shares of Common Stock to be issued on the exercise of Options granted under this Plan (whether to permit the grant of Options or the resale or other disposition of any such shares of Common Stock by or on behalf of Optionees receiving such shares) should be or become necessary or desirable, the Board in its sole discretion may determine that delivery of the certificates for such shares of Common Stock shall not be made until such listing, registration or qualification shall have been completed. The Company agrees that it will use its best efforts to effect any such listing, registration or qualification, provided, however, that the Company shall not be required to use its best efforts to effect such registration under the Securities Act of 1933 other than on Form S-8 or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8.

         9.2. RESTRICTIONS UPON RESALE OF UNREGISTERED STOCK. Each Optionee shall, if the Company deems it advisable, represent and agree in writing (i) that any shares of Common Stock acquired by such Optionee pursuant to this Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an exemption from registration under said Ac, (ii) that such Optionee is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof, and (iii) to such other customary matters as the Company may request. In such case, no shares of Common Stock shall be issued to such Optionee unless such Optionee provides such representations and agreements and the Company is reasonably satisfied that such representations and agreements are correct.

         9.3. ADJUSTMENTS. The number of shares of Common Stock of the Company authorized for issuance under the Plan, as well as the price to be paid and the number of shares issued upon exercise of outstanding Options, shall be subject to adjustment by the Committee, in its sole discretion, to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event.

         9.4. WITHHOLDING OF TAXES. (a) Each Optionee who exercises a Nonstatutory Stock Option shall agree that no later than the date of such exercise or receipt of shares of Common Stock pursuant thereto he will pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the transfer to him of such shares of Common Stock.

         (b) The applicable Option Agreement may provide that an Optionee may satisfy, in whole or in part, the requirements of paragraph (a):

                  (i) by delivery of shares of Common Stock owned by the Optionee for at least six months (or such shorter or longer period as the Committee may approve) having a Fair Market Value (determined as of the date of such delivery) equal to all or part of the amount to be so withheld, or

                  (ii) by electing to have the Company withhold the requisite number of shares from shares otherwise deliverable pursuant to the exercise of the Option giving rise to the tax withholding obligation provided, however, that

                           (A) the Optionee's election and the withholding
                  pursuant thereto take effect during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of the Company's sales and earning's and ending on the twelfth business day following such date, and six months have elapsed since the date the Option was granted, or

                           (B) such election was irrevocably made by the
                  Optionee and filed with the Committee in writing at least six months in advance of the date on which such withholding occurs.

The Committee may require, as a condition of accepting any such delivery of Common Stock or any such election by the Optionee, that the Optionee furnish to the Company an opinion of counsel to the effect that such delivery or election will not result in the Optionee incurring any liability under Section 16(b) of the Securities Exchange Act of 1934, as amended.

         9.5. USE OF PROCEEDS. The proceeds from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

         9.6. SUBSTITUTION OF OPTIONS. (a) The Committee may, with the consent of the holder of any Option granted under the Plan, cancel such Option and grant a new Option in substitution therefor, provided that the Option as so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is granted.

         (b) Options may be granted under this Plan in substitution for options held by individuals who are employees of another corporation and who become Employees of the Company or any Subsidiary of the Company eligible to receive Options pursuant to the Plan as a result of a merger, consolidation, reorganization or similar event. The terms and conditions of any Options so granted may vary from those set forth in the Plan to the extent deemed appropriate by the Committee in order to conform the provisions of Options granted pursuant to the Plan to the provisions of the options in substitution for which they are granted.

         (c) Notwithstanding the foregoing, Options granted under this Plan may not be replaced or repriced unless all of the following conditions are met:

                  (i) The substitution or repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

                  (ii) The substitution or repricing is not utilized more often than once every two (2) years and then only to maintain option value due to extreme circumstances beyond management's control; and

                  (iii) The substitution or repricing is limited to no more than five percent (5%) of the shares authorized for issuance under the Plan.

         9.7. NOTICES. Any notice required or permitted hereunder shall be sufficiently given only if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at its principal place of business, and to the Optionee at the address on file with the Company at the time of grant hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

         9.8. GOVERNING LAW. The Plan and all determinations made and actions taken hereunder, to the extent not otherwise governed by the Code or the laws of the Untied States of America, shall be governed by the laws of the State of California and construed accordingly.

                                   APPENDIX C

               MAI SYSTEMS CORPORATION 2001 RESTRICTED STOCK PLAN

1.   PURPOSE.

         The purpose of the MAI Systems Corporation (the "Company") 2001 Restricted Stock Plan (the "Plan") is to promote the long-term growth of the Company by making awards of Common Stock to key employees and directors of the Company or its Subsidiaries.


2.   DEFINITIONS.

         The following definitions are applicable to this Plan:

         Board of Directors means the Board of Directors of the Company.

         Cause means willful misconduct by the Participant in the performance of his duties with the Company or its Subsidiaries.

         Committee means the Committee referred to in Section 3 hereof.

         Common Stock means the Common Stock of the Company.

         Participant means any key employee or director of the Company or its Subsidiaries who is selected by the Committee to participate in the Plan.

         Permanent Disability means the inability to perform the services required by a Participant's employment with the Company and its Subsidiaries, or service as a director, due to physical or mental disability which continues for ninety-one (91) consecutive days in any period of twelve (12) months.

         Restricted Period means the period of time during which Restricted Stock is subject to the restrictions referred to in Section 5(a) hereof.

         Restricted Stock means Common Stock which has been awarded to a Participant subject to the restrictions referred to in Section 5(a) hereof, so long as such restrictions are in effect.

         Subsidiary means any corporation of which the Company owns, directly or indirectly, stock having a majority of the total combined voting power of all classes of stock in such corporation.

3.   ADMINISTRATION.

         The Plan shall be administered under the direction of a compensation committee of the Board of Directors (the "Committee") consisting of two or more directors who are Non-Employee Directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall have sole and complete authority to (i) select the Participants; (ii) determine the number of shares of Common Stock to be awarded to each of the Participants and the terms and conditions on which such awards will be made; (iii) establish from time to time regulations for the administration of the Plan; (iv) interpret the Plan, and (v) make all determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations by the Committee shall be final and binding on all Participants.

4.   ELIGIBILITY.

         The Committee shall, from time to time, select Participants from those key employees and directors of the Company and its Subsidiaries who, in the opinion of the Committee, have the capacity for contributing to the success and growth of the Company and its Subsidiaries. No employee or director of the Company or its Subsidiaries shall have a right to be selected as a Participant.

5.   TERMS AND CONDITIONS OF AWARDS.

         All shares of Common Stock awarded under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Committee in its sole discretion.

         (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant one or more Restricted Periods during which shares of Common Stock awarded under the Plan may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, except as hereinafter provided in Section 5(b); provided, however, that the Committee may, in its discretion, accelerate any such Restricted Period with respect to outstanding awards of Restricted Stock. Except for such restrictions, the Participant as owner of

         Restricted Stock shall have all the rights of a stockholder including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares.

         (b) Upon the death, Retirement or Permanent Disability of a Participant, upon the involuntary termination by the Company or any Subsidiary for reasons other than Cause, or upon the sale of assets of the Company or the merger or consolidation of the Company with another corporation and the terms of such sale, merger or consolidation do not entitle the Participant to shares of the purchasing, surviving or resulting corporation, all of such shares shall be free of such restrictions. If a Participant ceases to be an employee of the Company or its Subsidiaries for any other reason, then all unvested shares of Restricted Stock therefore awarded to him, shall upon such termination of employment be forfeited and returned to the Company and available for award to another Participant.

         (c) Each certificate issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and deposited by him, together with a stock power endorsed in blank, with the Company and shall bear the following (or similar) legend:

         The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, in certain circumstances, forfeiture) contained in the MAI Systems Corporation 2001 Restricted Stock Plan and an Agreement entered into between the registered owner and the Company. A copy of such Plan and Agreement is on file in the office of the Company, 9601 Jeronimo Road, Irvine, California (attn: Finance Department).

         If not then registered under the Securities Act of 1933 (the "Act"), each certificate issued in respect of Restricted Stock awarded under the Plan shall bear the following (or a similar) additional legend:

         The shares represented by this certificate have not been registered under the Securities Act of 1933, and such shares may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered unless registered under such Securities Act, or unless, in the opinion of counsel for the Company, an exemption is available from registration.

         (d) An award of Restricted Stock shall not be effective unless the Participant enters into an Agreement with the Company in a form specified by the Committee agreeing to the terms, conditions and restrictions of the award and such other matters as the Committee shall in its sole discretion determine. Subject to Section 9(a), such terms, conditions and restrictions may be modified by the Committee.

         (e) At the expiration of a Restricted Period, the Company shall deliver to the Participant (or his legal representatives, beneficiaries or heirs) the certificates of Common Stock deposited with it pursuant to
         Section 5(c) for which such Restricted Period has terminated.

6.   STOCK SUBJECT TO THE PLAN.

         Restricted Stock shall be shares of Common Stock and will be authorized but unissued shares or shares acquired by the Company and held in its treasury. Subject to adjustment in the number and kind of shares as provided in Section 7 hereof, 1,250,000 shares of Common Stock shall be reserved for award under the Plan.

7.   CHANGES IN CAPITALIZATION.

         The aggregate number of shares of Common Stock which may be awarded under the Plan as provided in Section 6 hereof, shall be appropriately adjusted for any increase or decrease in the total number of shares of the Company's Common Stock resulting from a division or combination of shares or other capital adjustment; or resulting from the payment of a stock dividend, or other increase or decrease in such shares by the Company.

8.   EMPLOYEE AND DIRECTOR RIGHTS UNDER THE PLAN.

         No employee, director or other person shall have any right to be awarded Common Stock under the Plan. Neither the Plan nor any action taken thereunder shall be construed as giving any employee and director any right to be retained in the employ of the Company or its Subsidiaries, or as a director.

9.   AMENDMENT OR TERMINATION.

         (a) The Board of Directors may amend the Plan from time to time in such respects as the Board of Directors may deem advisable, provided that no change may be made in any award theretofore granted which would impair the rights of a Participant, without consent of the Participant, and provided further, that without the approval of the Company's stockholders, no amendment may be made if such approval would be required by Rule 16b-3 under the Exchange Act for transactions pursuant to the Plan to continue to be exempt thereunder. The Committee may amend Agreements between Participants and the Company from time to time in such respects as the Committee may deem advisable, provided that no change may be made in any award theretofore granted which would impair the rights of a Participant without the consent of the Participant.

         (b) The Board of Directors may at any time terminate the Plan. Any such termination of the Plan shall not affect awards already in effect and such awards shall remain in full force and effect as if the Plan had not been terminated.

10.  EFFECTIVE DATE AND TERM OF THE PLAN.

         The Plan shall be effective upon adoption by the Board of Directors, subject to approval by majority vote of the stockholders of the Company. No awards may be made under the Plan subsequent to December 31, 2010.

                         [MAI SYSTEMS CORPORATION LOGO]

                             MAI SYSTEMS CORPORATION

            This proxy is solicited by the Board of Directors for the
                  Annual Meeting of Stockholders--May 21, 2001

         The undersigned hereby appoints W. Brian Kretzmer and James W. Dolan and each of them, attorneys and proxies, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on May 21, 2001, and any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote as follows:

       (THIS PROXY CARD CONTINUES AND MUST BE SIGNED ON THE RESERVE SIDE)

               This proxy when properly executed will be voted in
              the manner directed herein. If no direction is made,
                  this proxy will be voted FOR the election of
                                directors below.

1.  Election of three directors      THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                     FOR THE ELECTION OF THE DIRECTORS BELOW.

FOR all           WITHHOLD           NOMINEES: Richard S. Ressler, Morton O.
nominees listed   AUTHORITY          Schapiro, Zohar Loshitzer, Stephen Ross and
to the right      to vote for the    Steven F. Mayer
(except as        nominees listed
marked to the                        (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY
contrary)                            PARTICULAR NOMINEE, WRITE SUCH NOMINEE(S)
                                     NAME ON THE LINE BELOW.)

2. Amendment to the 1993 Employee Stock Option Plan to Increase the Number of Shares Available for Issuance by an Additional 500,000 Shares

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

           FOR                      AGAINST                    ABSTAIN

3. Adoption of the 2001 Restricted Stock Plan to Provide for Grants of up to 1,250,000 Shares to Officers and Directors

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

           FOR                      AGAINST                    ABSTAIN

4. Approval of Issuance of 1,916,014 Shares of Common Stock to CSA Private
Limited

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

           FOR                      AGAINST                    ABSTAIN

5. Proposal to Ratify the Selection of KPMG LLP as independent auditors for the Company.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

           FOR                      AGAINST                    ABSTAIN

                                             Dated: ______________________, 2001


                                             ___________________________________
                                                          (signed)


                                             ___________________________________
                                                          (signed)

                                             Please sign exactly as your name
                                             appears below. Give full title if
                                             an Attorney, Executor,
                                             Administrator, Trustee, Guardian,
                                             etc. For an account in the name of
                                             two or more persons, each should
                                             sign. If a Corporation, please sign
                                             in full corporate name by President
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person. PLEASE SIGN THIS PROXY AND
                                             RETURN IT PROMPTLY WHETHER OR NOT
                                             YOU EXPECT TO ATTEND THIS MEETING.
                                             YOU MAY NEVERTHELESS VOTE IN PERSON
                                             IF YOU DO ATTEND.